                                                                    EXHIBIT 10.2

                                AVENUE A, INC.

                               WARRANT AGREEMENT

     THIS WARRANT AGREEMENT (this "Agreement"), is effective as of August 7, 1998, by and between Avenue A, Inc.(the "Company"), a Washington corporation, and ________________ (the "Warrantholder").

                                    RECITALS

     A. In connection with the issuance of shares of the Company's Series A Preferred Stock to the Warrantholder, the Company desires to issue, and the Warrantholder desires to receive, a warrant ("Warrant") for the purchase of 451,807 shares of the Company's Common Stock (the "Warrant Shares") at an exercise price of $0.83.

     B. The parties hereto desire to set forth certain rights and obligations in respect of Warrant and the Warrant Shares.

     NOW THEREFORE, in consideration of the issuance of the Warrant, the foregoing recitals and the mutual promises set forth below, the parties hereto agree as follows:

                                   AGREEMENT

1.   Issuance of the Warrant

     Concurrently with the execution and delivery of this Agreement, the Company is issuing the Warrant to the Warrantholder. "Warrant Shares" shall be defined as the shares of Common Stock issuable upon exercise of the Warrant, and all securities received in replacement of or in connection with the Warrant Shares pursuant to stock dividends or splits, all securities received in replacement of the Warrant Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which any holder of the Warrant shall become entitled to by reason of being the holder of the Warrant.

2.   Disposition Prohibited

     The Warrantholder shall not dispose of the Warrant or any Warrant Shares acquired upon exercise thereof, except as permitted by this Agreement, and any such attempted disposition shall be void and shall not be recognized or registered upon the books of the Company. The term "dispose" includes, but is not limited to, the acts of

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selling, assigning, transferring, pledging, encumbering, giving away, devising, and any other form of conveying, including conveyances caused by marital separation, divorce, receivership, or bankruptcy, whether voluntary or involuntary or by operation of law.

3.   Right of First Refusal

     3.1  Restriction

     Before the Warrant or the Warrant Shares held by the Warrantholder or any transferee of the Warrantholder (either being sometimes referred to as the "Holder") may be sold or otherwise disposed of (as defined above but excluding transfers described in and governed by Section 4), the Company or its assignee(s) shall have a right of first refusal to purchase the Warrant or the Warrant Shares, as the case may be, on the terms and conditions set forth in this Section 3 (the "Right of First Refusal").

     3.2  Notice of Proposed Transfer

     The Holder of the Warrant or the Warrant Shares, as the case may be, shall deliver to the Company a written notice (the "Notice") stating: (a) the Holder's bona fide intention to sell or otherwise transfer such Warrant or Warrant Shares; (b) the name and address of any proposed purchaser or other transferee ("Proposed Transferee"); (c) in the case of a proposed transfer of Warrant Shares, the number of Warrant Shares to be transferred; and (d) the terms and conditions of any proposed sale or transfer, including the proposed purchase price for the Warrant or the Warrant Shares, as the case may be, to be transferred (the "Offered Price").

     3.3  Exercise of Right of First Refusal

     At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase, in the event of a proposed transfer of the Warrant, the Warrant or, in the event of a proposed transfer of Warrant Shares, all or any portion of the Warrant Shares, that are proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection 3.4 below.

     3.4  Purchase Price

     The purchase price ("Purchase Price") for the Warrant or the Warrant Shares, as the case may be, purchased by the Company or its assignee(s) under this Section 3 shall be the Offered Price. If the Offered Price includes consideration other than cash,

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the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

     3.5  Payment

     Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer of immediately available funds), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

     3.6  Holder's Right to Transfer

     If the Warrant or any of the Warrant Shares, as the case may be, proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in Section 3.3, then the Holder may sell or otherwise transfer such Warrant or Warrant Shares, as the case may be, to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within ninety
(90) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee and any spouse executes an endorsement in the form attached as Exhibit A, acknowledging that the provisions of this Agreement shall continue to apply to the Warrant or the Warrant Shares, as the case may be, in the hands of such Proposed Transferee (an "Endorsement"). If the Warrant or the Warrant Shares, as the case may be, are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before the Warrant or any Warrant Shares held by the Holder may be sold or otherwise transferred.

     3.7  Exception for Certain Family Transfers

     Notwithstanding anything to the contrary in this Section 3, the transfer of the Warrant or any or all of the Warrant Shares during the Warrantholder's lifetime or on the Warrantholder's death by will or intestacy to the Warrantholder's Immediate Family or a trust for the benefit of the Warrantholder's Immediate Family shall be exempt from the provisions of this
Section 3. "Immediate Family" as used herein shall mean the Warrantholder's spouse (except in the case of divorce), father, mother, brother, sister or children or an entity in which all beneficial ownership interests are held by the Warrantholder, any of the aforementioned persons or any other such

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entity. In such case, the transferee or other recipient shall receive and hold the Warrant or the Warrant Shares, as the case may be, so transferred subject to the provisions of this Agreement, shall execute an Endorsement and there shall be no further transfer of the Warrant or the Warrant Shares except in accordance with the terms of this Agreement.

4.   Involuntary Transfer

     4.1  Company's Right to Purchase upon Involuntary Transfer

     In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death, divorce, legal separation or bankruptcy, but excluding a transfer to Immediate Family as set forth in Section 3.7 above) of the Warrant or all or a portion of the Warrant Shares by the Holder, the Company or its assignee(s) shall have an option to purchase the Warrant (in the event the Warrant is so transferred) or all of the Warrant Shares so transferred (in the event Warrant Shares are so transferred) at the greater of the purchase price paid by the Holder for such Warrant or Warrant Shares, as the case may be, or the Fair Market Value (as defined below) of the Warrant or the Warrant Shares, as the case may be, on the date of transfer. The Holder or the Holder's executor shall promptly notify the Secretary of the Company in writing of such involuntary transfer. The right to purchase such Warrant or Warrant Shares, as the case may be, shall be provided to the Company or its assignee(s) for a period of thirty (30) days following receipt by the Company of such written notice. If the proposed transfer is required by the order, judgment or decision of a court, arbitrator or other third party, the Holder or the Holder's executor shall notify such court, arbitrator or other third party of the Company's rights under this Section 4.1.

     4.2  Price for Involuntary Transfer

     For purposes of this Agreement, the "Fair Market Value" of the Warrant or the Warrant Shares, as the case may be, shall be defined as the value of the Warrant or the Warrant Shares, respectively, as determined by the Board of Directors of the Company, which value reflects the then-current value of the Warrant or the Warrant Shares, respectively, in terms of present earnings and future prospects of the Company. The Company shall notify the Holder or the Holder's executor of the Fair Market Value within thirty (30) days after receipt by it of written notice of the proposed transfer of Warrant or the Warrant Shares, as the case may be. However, if the Holder or the Holder's executor does not agree with the valuation as determined by the Board of Directors of the Company, the Holder or the Holder's executor shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Holder or the Holder's executor and

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whose fees shall be borne equally by the Company and the Holder or the Holder's estate.

5.   Assignment of Company Rights

     The rights of the Company to purchase the Warrant or any part of the Warrant Shares may be assigned in whole or in part to any shareholder of the Company or other persons or organizations.

6.   Restrictions Binding on Transferees

     All transferees of the Warrant or any Warrant Shares or any interest therein will receive and hold such Warrant or Warrant Shares, as the case may be, or such interest therein subject to the provisions of this Agreement. Any sale or transfer of the Warrant or the Warrant Shares, as the case may be, shall be void unless the provisions of this Agreement are met.

7.   Termination of Rights

     This Agreement shall terminate upon the closing of the first sale of Common Stock of the Company to the general public (an "Initial Public Offering") under a registration statement declared effective under the Securities Act of 1933, as amended (the "Securities Act"), or any successor statute. If this Agreement terminates and the Warrant has been exercised, a new certificate or certificates representing the Warrant Shares shall be issued, on request, without the second paragraph of the legend required by Section 10.1 and delivered to the holder of the Warrant Shares.

8.   Representations, Warranties and Covenants of the Warrantholder

     The Warrantholder represents, warrants and covenants to the Company that:

     8.1  No Sale or Distribution; Investigation

     The right to acquire the Warrant Shares issued or issuable upon exercise of the Warrant is being acquired by the Warrantholder for the Warrantholder's own personal account for investment and not with a view to the sale or distribution of all or any part thereof or of the Warrant Shares, and no one other than the Warrantholder has any beneficial interest in such rights. The Warrantholder has had full opportunity to ask questions and receive answers concerning the Warrant and the Warrant Shares and the financial condition of the Company.

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     8.2  Authority; Binding Agreement

     The Warrantholder has the full legal right, power and authority to enter into and to perform this Agreement. This Agreement constitutes the Warrantholder's valid and binding obligation, enforceable against the Warrantholder in accordance with its terms.

     8.3  No Registration of Warrant Shares; Restricted Securities

     The Warrantholder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of a specific exemption, which exemption depends upon, among other things, the bona fide nature of the Warrantholder's investment intent as expressed here. The Warrantholder understands that the Company has no present intention of registering the Warrant or the Warrant Shares, and that under federal securities laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Warrantholder represents that he, she or it is familiar with Rule 144 and Rule 701 under the Securities Act, as presently in effect, and understands the resale limitations imposed by the Securities Act.

     8.4  Sophistication

     Such Warrantholder, either alone or with the assistance of his, her or its professional advisor, is a sophisticated investor, is able to fend for his, her or itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the Warrant and a purchase of the Warrant Shares upon exercise of the Warrant.

     8.5  Suitability

     The Warrant and the Warrant Shares into which it is exercisable are suitable investments for Warrantholder based upon his, her or its investment objectives and financial needs, and such Warrantholder has adequate net worth and means for providing for his, her or its current financial needs and contingencies and has no need for liquidity of investment with respect to the Warrant or the Warrant Shares. Such Warrantholder's overall commitment to investments that are illiquid or not readily marketable is not disproportionate to his, her or its net worth, and investment in the Warrant Shares would not cause such overall commitment to become excessive.

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     8.6  Professional Advice

     Such Warrantholder has obtained, to the extent he, she or it deems necessary, his, her or its own professional advice with respect to the risks inherent in the Warrant and the Warrant Shares into which it is exercisable, the condition of the Company and the suitability of the acquisition of the Warrant and acquisition of Warrant Shares upon exercise thereof in light of such Warrantholder's financial condition and investment needs.

     8.7  Ability to Bear Risk

     Such Warrantholder is in a financial position to hold the Warrant and purchase and hold any Warrant Shares into which it is exercisable and is able to bear the economic risk and withstand a complete loss of his, her or its investment therein.

     8.8  Residency

     For purposes of the application of state securities laws, such Warrantholder represents that he, she or it is a bona fide resident of, and/or is domiciled in, the state identified in the address on the signature page hereof for such Warrantholder.

     8.9  Accreditation

     Such Warrantholder is familiar with the term "accredited investor" and its use in connection with private placements of securities under applicable federal and state laws. Accordingly, such Warrantholder represents and warrants that he, she or it is an accredited investor as such term is defined in Rule 501(a) under the Securities Act and as defined pursuant to the provisions of state securities laws applicable to such Warrantholder providing for an exemption from registration or qualification of the offer and sale of the Warrant and Warrant Shares.

9.   Representations and Warranties of the Company

     The Company's authorized capital stock consists of 20,000,000 shares of Common Stock, par value $.01, of which 11,996,000 shares are issued and outstanding, and 4,000,000 shares of Series A Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding. Pursuant to the Company's 1998 Stock Option Plan (the "Plan"), 3,500,000 shares of Common Stock are reserved for issuance pursuant to the exercise of options granted under such plan and options to purchase 2,284,300 shares of Common Stock are outstanding under such Plan. Simultaneously with the execution of this Warrant, the Company intends to issue up to 3,700,000 shares of Series A Preferred Stock. Except for the conversion privileges of the Series A Preferred Stock and the currently outstanding options to purchase

                                      -7-
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2,284,300 shares of Common Stock granted under the Plan there are no outstanding options, warrants, rights, including conversion or preemptive rights, or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

10.  Restrictive Legends and Stop-Transfer Orders

     10.1 Restrictive Legend

     The Secretary of the Company shall endorse all certificates representing Warrant Shares owned by the Warrantholder and all certificates representing Warrant Shares issued or transferred after this Agreement is entered into with the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (a) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (b) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (c) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     10.2 Stop Transfer Order; No Transfer in Violation of Agreement

     The Warrantholder agrees that, in order to ensure compliance with this Agreement's restrictions, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own

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securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required (a) to transfer on its books the Warrant or any Warrant Shares, as the case may be, that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or
(b) to treat as owner of such Warrant or Warrant Shares, as the case may be, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Warrant Shares shall have been so transferred.

11.  Miscellaneous

     11.1 Specific Enforcement; Severability

     The Warrantholder expressly agrees that the Company and its shareholders will be irreparably damaged if this Agreement is not specifically enforced.
Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Warrantholder, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part of this Agreement.

     11.2 Notices

     Notices given pursuant to this Agreement shall be deemed duly given on the date of personal delivery, on the date sent by fax or three days after mailing if mailed by certified or registered mail, return receipt requested, postage prepaid, to the party at its address on the signature page below or such other address of which the addressee may subsequently notify the other parties in writing.

     11.3 Expenses

     Except as specifically provided to the contrary, each party shall pay his, her or its own expenses incurred in connection with this Agreement or any transactions contemplated by this Agreement.

     11.4 Governing Law

     This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the state of Washington applicable to the construction and enforcement of contracts wholly executed and performed in Washington.

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     11.5 Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.6 Amendments; Waivers

     Neither this Agreement nor any provision may be amended except by written agreement signed by the parties. No waiver of any breach or default shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

     AVENUE A, INC.

     By:       /s/ Eric A. Moen
        ------------------------------------
     Name:     Eric A. Moen
     Title:    Secretary

     Company address:  Avenue A, Inc.
                       1100 Olive Way
                       Suite 1270
                       Seattle, WA 98101
                       Attention:  Eric A. Moen



     WARRANTHOLDER

     Signature:
                 ------------------------------------
     Name:
                 ------------------------------------

     Address:
                 ------------------------------------
                 ------------------------------------

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                                AVENUE A, INC.

                               WARRANT AGREEMENT

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ________________________, have read and approve the foregoing Warrant Agreement (the "Agreement"). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the amendment of or the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in the Agreement, the Warrant or any Warrant Shares issued pursuant to the Warrant under the community property laws of the state of Washington or similar laws relating to marital property in effect in the state of our residence as of the date of the Agreement. I have been informed of my right to obtain independent legal counsel concerning this Agreement and the rights and obligations provided for in this Agreement, and by execution of this Agreement, acknowledge having either obtained such independent counsel or having waived the same.


                              Date:__________________________________


                              _______________________________________
                                    (Signature)

                              _______________________________________
                                    (Printed Name)

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                                   EXHIBIT A

                                AVENUE A, INC.

                               WARRANT AGREEMENT

                                  ENDORSEMENT
                                  -----------


     The undersigned, a holder of a warrant to purchase shares of common stock of Avenue A, Inc. (the "Company") or a holder of shares of common stock of the Company, and his or her spouse hereby agree to the terms and conditions of the Warrant Agreement dated as of _________________, 1998 originally entered into by and among the Company and the other party listed on the signature page thereof and acknowledge receipt of a copy of such Agreement and agree to be bound by such Agreement as if the undersigned were the original holder of the Warrant (if the undersigned acquired the Warrant as defined in the Agreement) or the Warrant Shares (if the undersigned acquired Warrant Shares as defined in the Agreement ) bound by such Agreement.


_________________________________         ___________________________________
(Signature of Undersigned Holder)         (Signature of Spouse)




_________________________________         ___________________________________
(Printed Name)                            (Printed Name)



_________________________________         ___________________________________
(Date)                                    (Date)

                                  EXHIBIT B

                                AVENUE A, INC.

                               WARRANT AGREEMENT

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED and pursuant to the Warrant Agreement between the undersigned ("Holder") and Avenue A, Inc. (the "Company") dated _____________________, 1998 (the "Agreement"), Holder hereby sells, assigns and transfers unto the Company ________________________________ (___________) shares of the Common Stock of the Company standing in Holder's name on the Company's books and represented by Certificate No. ________, and does hereby irrevocably constitute and appoint _______________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: _______________________

                                          Signature:


                                          _________________________________
                                          Holder


                                          _________________________________
                                          Spouse

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Holder.